EXHIBIT 10-1



















                              AMENDMENT NO. 1

                                    to

                          1997 STOCK OPTION PLAN

                                    of

                          ENERGY EAST CORPORATION
          (formerly of New York State Electric & Gas Corporation)
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     The 1997 Stock Option Plan (the "Plan") of Energy East
Corporation (formerly of New York State Electric & Gas Corporation), effective May 21, 1997, is hereby amended as follows:
          1. Effective May 1, 1998, all references to "New York State Electric & Gas Corporation" wherever they appear in the Plan are amended to read "Energy East Corporation".

          2. Article V, Section A of the Plan is amended by adding the following words after the word "shares" at the end of the first sentence thereof:
               (including shares of Common Stock of New York State Electric & Gas Corporation ("NYSEG") granted pursuant to the Plan)".

          3. Article V, Section B of the Plan is amended by adding the following words after the word "Stock" at the end of the first sentence thereof:
               (including shares of Common Stock of NYSEG granted pursuant to the Plan)".